Exhibit 99.1

ConnectOne Bancorp, Inc.

a better place to be

Investor Presentation

September 2026

Forward-looking Statements

This presentation contains forward-looking statements that are based on ConnectOne Bancorp, Inc.'s ("ConnectOne") assumptions and beliefs. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such statements pertain to the outlook for ConnectOne's business, plans and objectives and market trends and other matters. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, ConnectOne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.

Certain factors could cause ConnectOne's future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of ConnectOne's Annual Report on Form 10-K under the heading "Risk Factors", as such disclosure may be supplemented in ConnectOne 's Quarterly Reports on Form 10-Q under "Item 1A. Risk Factors", and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive.

Use of Non-GAAP Financial Measures

This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore, are considered non-GAAP financial measures. Management believes these non-GAAP financial measures provide useful information in understanding our underlying results of operations or financial position and our business and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Non-GAAP adjusted items impacting the Company's financial performance are identified to assist investors in providing a complete understanding of factors and trends affecting the Company's business and in analyzing the Company's operating results on the same basis as that applied by management. Although we believe that these non-GAAP financial measures enhance the understanding of our business and performance, they should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.

Experienced Leadership Team

Frank Sorrentino III
Chairman, CEO
Founder



21 Years Industry
25+ Years in Real Estate

Prior Experience
- President of FSS Construction

Elizabeth Magennis
President



20 Years CNOB
30+ Years Industry

Prior Experience
- Sovereign Bank
- Bergen Commercial Bank

Bill Burns
Chief Financial Officer
Senior Executive VP



14 Years CNOB
40+ Years Industry

Prior Experience
- Dime Savings Bank
- The Bank of New York

Mark Zurlini
Chief CRE Lending Officer
Executive VP



8 Years CNOB
40+ Years Industry

Prior Experience
- M&T Bank
- Palisades Financial

Steve Primiano
Treasurer & Chief Corporate Development Officer, Executive VP



14 Years CNOB
20+ Years Industry

Prior Experience
- Center Bancorp, Inc
- Stifel

Joseph Javitz
Chief Credit Officer
Executive VP



8 Years CNOB
40+ Years Industry

Prior Experience
- BCB Community Bank
- Abacus FSB

Bob Schwartz
General Counsel
Executive VP



Supported CNOB Since Inception
38+ Years in Law Supporting Financial Services
Strong Regulatory and M&A Experience

Prior Experience
- Windels Marx
- Seyfarth Shaw, McCarter & English

ConnectOne Bancorp, Inc.

ConnectOne at a Glance

(As of June 30, 2026)

58
Total Offices

$14.4B
Total Assets

$11.9B
Total Loans

$11.7B
Total Deposits

$1.6B[(1)]
Market Capitalization

Attractive Footprint



New York
New Jersey
Long Island
Florida

Corporate Overview

NASDAQ Symbol
CNOB

Headquarters
★ **Englewood Cliffs, NJ**

Bank Established
2005

(1) Market capitalization as of August 31, 2026

ConnectOne Bancorp, Inc.

The ConnectOne Value Proposition

Scalable Growth	Valuable Franchise	Disciplined Acquiror
Fortified Balance Sheet Superior capitalization and reserves primed for expansion	**NYC-Metro Core** Uniquely positioned across NJ, NYC and Long Island to capture market share	**M&A Track Record** History of disciplined, financially accretive acquisitions over time
Accelerating Profitability Expanding margins driven by disciplined deposit pricing and robust loan yields	**Organic Growth Engine** Largely home-grown client base	**Strategic Corridors** Disciplined entry into high-growth NY/NJ and South Florida markets
Scalable Infrastructure Focused on maximizing returns via targeted efficiencies	**Expert Stewardship** Leadership team with deep localized market intelligence	**Proven Delivery** Fully integrated latest transaction within one year, realizing synergies

Committed to Our Core Values

PEOPLE FIRST

ConnectOne Bank's mission is to prove that putting people first is a better way to do business

SENSE OF URGENCY

MAKE AN IMPACT

WE CONNECT

FORWARD THINKING

2Q 2026 Highlights

Key Highlights

- Operating net income $43.7 million, up $2.6 million vs linked quarter
- NIM expanded to 3.42%, a 36 bp improvement from last year
- Client deposits increased $256.2 million, or 9.8%(1) sequentially
- Loans receivable increased $133.4 million, or 4.5%(1) sequentially
- TCE ratio(2) continues to build; 8.78% at 6/30/26 vs. 8.09% at 6/30/25
- Tangible book value per share(2) was $24.66, up 3.1% from 3/31/26 and 12.3% from 6/30/25

Key Performance Metrics

Metric	Reported	Operating(2)
Net Income	$41.7MM	$43.7MM
Diluted EPS	$0.80	$0.84
ROA	1.17%	1.23%
ROE	10.7%	11.3%
Efficiency Ratio	N/A	42.7%

(1) Sequential growth rates are annualized
(2) Refer to the reconciliation of non-GAAP financial measures at the end of this presentation

Balance Sheet Growth
($ Billions)

Reflects Strong Organic Growth and Disciplined M&A



Approx. 13% Asset CAGR
$4.4
$5.1
$5.5
$6.2
$7.5
$8.1
$9.6
$9.9
$9.9
$14.0
$14.4
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
2Q26
Total Assets

ConnectOne Bancorp, Inc.

Strategic and Financially Disciplined M&A

FEBRUARY 2013
Completed successful IPO
- First bank to go public since 2010
- First IPO by NJ based commercial bank in 10 years

Raised $50MM+





JULY 2014
Reverse Merger with Center Bancorp (CNBC)

CNOB: $1.3B in assets
CNBC: $1.7B in assets

Combined Assets: $3.1B

JANUARY 2019
Merged with Greater Hudson Bank (GHB)
- Market expansion

CNOB: $5.5B in assets
GHB: $.5B in assets

Combined Assets: $6B

MAY 2019
Acquisition of Boefly, a leading online business lending marketplace

Dynamic Fintech Acquisition

JANUARY 2020
Acquisition of Bancorp of New Jersey (BONJ)
- In-market transaction of a commercial bank

CNOB: $6B in assets
BONJ: $1B in assets

Combined Assets: $7B

JUNE 2025
Completed merger with The First of Long Island Corporation (FLIC)
- Market expansion

CNOB: $10.1B in assets
FLIC: $4.2B in assets

Combined Assets: $14.3B

ConnectOne Bancorp, Inc.

Net Interest Margin Expansion


5.63%
5.69%
5.68%
5.72%
5.79%
3.06%
3.11%
3.27%
3.39%
3.42%
2.78%
2.73%
2.57%
2.49%
2.53%
2Q25
3Q25
4Q25
1Q26
2Q26
Net Interest Margin(1) (2)
Yield on Interest-Earning Assets(1) (2)
Cost of Funds(1)

Continuing Trends

Loans

- Significant upward repricing anticipated through year-end 2027

Net Interest Margin

- Expansion driven by strong asset-side repricing outpacing funding costs

Deposits

- Disciplined deposit pricing supported by a strong relationship-based core deposit base

(1) Rates are annualized
(2) Net interest margin and yield on interest-earning assets are on a fully taxable equivalent basis

ConnectOne Bancorp, Inc.

Financial Objectives

	Street Estimates[1]		
	2026	2027	Financial Objectives
ROA	1.17%	1.24%	1.50%+
ROTCE	13.2%	13.3%	15.0%+
Net Interest Margin	3.43%	3.50%	3.60%
Growth in Noninterest Income			20%+
TCE Ratio	8.78% [2]		9.00%
CRE Concentration	439% [2]		<400%

[1] Source: S&P Capital IQ. Reflects sell-side consensus estimates for CNOB as of August 31, 2026
[2] Actual as of June 30, 2026

ConnectOne Bancorp, Inc.

Capital Position Strategy

- **Maintain Share Repurchase Authorization (500K+)**
- **Deliver Consecutive Dividend Growth (6 Years)**
- **Support Organic Growth**
- **Focus on Tangible Book Value Accretion**
- **Pursue Disciplined M&A Opportunities**
- **Avoid Value-Loss Trades**

(Shares as of August 31, 2026)

ConnectOne Bancorp, Inc.

Loan Portfolio Overview

($ Millions as of June 30, 2026)


Residential / Consumer
$1,195
10%
Other CRE
$3,668
31%
Business Loans (1)
$3,331
28%
$11,873
Total Loans
Multifamily
$3,679
31%

Loans by Rate Structure


Floating
13%
Fixed
44%
Adjustable
43%

Adjustable Loan Repricing


$1,061
WAR(2)
4.77%
$1,036
WAR(2)
4.45%
$563
WAR(2)
5.21%
2026
2027
2028

(1) Includes C&I and Owner-occupied CRE
(2) Represents weighted average rate

ConnectOne Bancorp, Inc.

Valuable Deposit Franchise

($ Millions as of June 30, 2026)



Brokered
$1,008
9%
Time
$1,919
16%
$11,740
Total Deposits
Nonmaturity
interest-bearing
$6,300
54%
Noninterest-
bearing Demand
$2,513
21%

Uninsured Deposits		
Total Deposits	$	11,740
Estimated Uninsured Deposits[1]	$	5,509
Less: Collateralized Deposits		1,523
Less: Affiliate and Subsidiary Deposits		361
Adjusted Uninsured Deposits	$	3,625
Adj. Uninsured Deposits to Total Deposits		31%
Available Liquidity	$	5,700
Available Liquidity to Adj. Uninsured Deposits		157%

[1] Data sourced from the FFIEC Call Report as of 6/30/2026

Best-in-Class Efficiency

Operating Noninterest Expense (1)(2) / Average Assets



Peer Median (3)
2.16%
2.20%
2.27%
2.28%
2.28%
CNOB
1.50%
1.48%
1.48%
1.53%
1.48%
2Q25
3Q25
4Q25
1Q26
2Q26

Operating Efficiency Ratio (2)



Peer Median (3)
56.6%
54.7%
54.0%
55.3%
53.2%
CNOB
49.2%
47.5%
45.3%
45.4%
42.7%
2Q25
3Q25
4Q25
1Q26
2Q26

Total Assets per Full-Time Employee

($ Millions)



$18.4
$11.4
$19.0
$11.0
$18.6
$11.4
$19.2
$11.4
$18.9
$11.1
CNOB
Peer Median (3)
2Q25
3Q25
4Q25
1Q26
2Q26 (4)

(1) Annualized
(2) Refer to the reconciliation of non-GAAP financial measures at the end of this presentation
(3) As reported by S&P Global Market Intelligence. Peers include publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion.
(4) 2Q26 peer median utilizes 1Q26 FTE data for select peers where 2Q26 figures were unavailable at the time of publication

ConnectOne Bancorp, Inc.

Building Noninterest Income

Diversified Revenue Streams for Sustainable Growth

Gain on Sale

- SBA
- Commercial
- Residential

Fee Optimization

- Deposit Fees
- Loan Fees
- Transaction Fees

BoeFly

- Strong Fee Income Momentum
- Growing Opportunities to Expand Product Set

AI Innovation and Operational Efficiency

Current Use Cases

- **Streamline Administrative Work**
  Deploying internal AI to daily administrative burden from each employee's day to day, freeing up staff capacity

- **Accelerated Software Development**
  Enabling engineers to utilize AI code-assistants to accelerate testing, feature deployment, and code delivery

- **Intelligence & Information Analysis**
  Leveraging AI to automate data identification in reports and analyze communication channels to enhance sales coaching

Efficiency & Workflow Automation

- **nCino & Spark Integrations**
  Embedding AI within loan origination workflows to eliminate manual steps, enhance data integrity, and accelerate credit throughput

- **Enhanced Process Workflows**
  Automating multi-source data aggregation into unified formats, driving institutional efficiency with 50%+ time savings on key administrative tasks

- **Scalable Operational Leverage**
  Expanding execution capacity and response times across core banking teams without proportional overhead growth

Compelling Investment Opportunity

Realizing Full Run-Rate Synergies from 2025 Merger

Driving Organic Growth via Deepened Scale Across Key Metro Markets

Optimized, Liability-Sensitive Balance Sheet Delivering NIM Expansion

Significant Acceleration of Financial Performance Underway

Delivering Enhanced Franchise Value and Robust Long-Term Upside

	CNOB	Peer [1]	Upside
Price to Tangible Book Value [2]	1.27x	1.55x	+22%
Price to 2027 EPS Estimate [2]	8.6x	10.3x	+21%

[1] Peer median is based on publicly-traded banks and thrifts headquartered in the Mid-Atlantic and Northeast regions with total assets between $10 billion and $25 billion
[2] Based on market close as of 8/31/2026. Financial metrics and peer valuation multiples reflect 2Q26 actuals and consensus 2027 EPS estimates.

ConnectOne Bancorp, Inc.

ConnectOne Bancorp, Inc.

Appendix

Loan Portfolio Detail

($ Millions as of June 30, 2026)

Other CRE		Balance	Percentage[1]
Retail	$	864	9%
Other		760	6%
Office		629	5%
Land Loan		328	3%
Mixed Use		296	2%
Warehouse		264	2%
Total CRE / Nonowner-occupied	**$**	**3,141**	**27%**
Multifamily	$	213	2%
1 to 4 Family		102	1%
Other		212	1%
Total Construction	**$**	**527**	**4%**
Total Other CRE	**$**	**3,668**	**31%**

Business Loans		Balance	Percentage[1]
Other	$	763	7%
Warehouse / Industrial		448	4%
Retail		237	2%
Office / Mixed Use		157	1%
Office		127	1%
Total Owner-occupied	**$**	**1,732**	**15%**
Other	$	545	4%
Commercial - Schools		359	2%
Service		262	2%
Distribution		108	1%
Contractors		108	1%
CRE		79	1%
Transportation		71	1%
Manufacturing		67	1%
Total C&I	**$**	**1,599**	**13%**
Total Business Loans	**$**	**3,331**	**28%**

Multifamily		Balance	Percentage[1]
25 to 64 units	$	1,165	9%
10 to 24 units		908	8%
100 units or more		685	6%
64 to 99 units		557	5%
5 to 9 units		364	3%
Total Multifamily	**$**	**3,679**	**31%**

Residential / Consumer		Balance	Percentage[1]
Residential - 1st Lien	$	1,117	9%
Home Equity		74	1%
Consumer		3	0%
Residential - Junior		1	0%
Total Residential / Consumer	**$**	**1,195**	**10%**

(1) As a percentage of total loans

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation

	As of				
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025
Reconciliation of GAAP Net Income to Operating Net Income:	(dollars in thousands, except for per share data)				
Net income (loss)	$ 41,668	$ 37,822	$ 39,518	$ 40,976	$ (20,293)
Restructuring and exit charges	-	-	-	994	-
Merger expenses and restructuring charges	108	2,125	498	1,898	30,745
Estimated state tax liability on intercompany dividends	-	-	-	-	3,000
Initial provision for credit losses related to merger	-	-	-	-	27,418
Branch closing expenses	-	-	1,275	-	-
Bank owned life insurance restructuring charge	-	-	-	-	-
Amortization of core deposit intangibles	2,845	2,845	3,196	3,196	1,251
Net (gains) losses on equity securities	4	(135)	846	(1,674)	(347)
Defined benefit pension plan curtailment gain	-	-	-	(3,501)	-
Employee retention tax credit	-	-	-	(6,608)	-
Tax impact of adjustments	(917)	(1,499)	(1,802)	1,737	(17,168)
Operating net income	$ 43,708	$ 41,158	$ 43,531	$ 37,018	$ 24,606
Preferred dividends	1,509	1,509	1,509	1,509	1,509
Operating net income available to common stockholders	$ 42,199	$ 39,649	$ 42,022	$ 35,509	$ 23,097
Weighted average diluted common shares outstanding	50,404,698	50,382,297	50,414,115	50,462,030	42,173,758
Diluted EPS	$ 0.80	$ 0.72	$ 0.75	$ 0.78	$ (0.52)
Operating diluted EPS (non-GAAP) [(1)]	$ 0.84	$ 0.79	$ 0.83	$ 0.70	$ 0.55
Return on Assets Measures					
Average assets	$ 14,254,280	$ 13,999,581	$ 13,963,138	$ 14,050,585	$ 11,108,430
Return on avg. assets	1.17 %	1.10 %	1.12 %	1.16 %	(0.73) %
Operating return on avg. assets (non-GAAP) [(2)]	1.23	1.19	1.24	1.05	0.89

[(1)] Operating net income available to common stockholders divided by weighted average diluted shares outstanding.

[(2)] Operating net income divided by average assets.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

Return on Equity Measures	Three Months Ended Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025
	(dollars in thousands)				
Average stockholders' equity	$ 1,612,528	$ 1,594,699	$ 1,558,366	$ 1,513,892	$ 1,344,254
Less: average preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Average common equity	$ 1,501,601	$ 1,483,772	$ 1,447,439	$ 1,402,965	$ 1,233,327
Less: average intangible assets	(276,313)	(279,158)	(279,165)	(280,814)	(235,848)
Average tangible common equity	$ 1,225,288	$ 1,204,614	$ 1,168,274	$ 1,122,151	$ 997,479
Return on avg. common equity (GAAP)	10.73 %	9.93 %	10.42 %	11.16 %	(7.09) %
Operating return on avg. common equity (non-GAAP) [3]	11.27	10.84	11.52	10.04	7.51

[3] Operating net income available to common stockholders divided by average common equity.

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025
Efficiency Measures	(dollars in thousands)				
Total noninterest expenses	$ 55,416	$ 57,869	$ 56,946	$ 58,673	$ 73,649
Restructuring and exit charges	-	-	-	(994)	-
Merger expenses and restructuring charges	(108)	(2,125)	(498)	(1,898)	(30,745)
Branch closing expenses	-	-	(1,275)	-	-
Bank owned life insurance restructuring charge	-	-	-	-	-
Amortization of core deposit intangibles	(2,845)	(2,845)	(3,196)	(3,196)	(1,251)
Operating noninterest expense	$ 52,463	$ 52,899	$ 51,977	$ 52,585	$ 41,653
Net interest income (tax equivalent basis)	$ 114,841	$ 109,976	$ 107,761	$ 103,155	$ 79,810
Noninterest income	7,927	6,796	6,020	19,409	5,185
Defined benefit pension plan curtailment gain	-	-	-	(3,501)	-
Employee retention tax credit	-	-	-	(6,608)	-
Net (gains) losses on equity securities	4	(135)	846	(1,674)	(347)
Operating revenue	$ 122,772	$ 116,637	$ 114,627	$ 110,781	$ 84,648
Operating efficiency ratio (non-GAAP) (4)	42.7 %	45.4 %	45.3 %	47.5 %	49.2 %

(4) Operating noninterest expense divided by operating revenue.

ConnectOne Bancorp, Inc.

Non-GAAP Reconciliation (cont.)

Capital Ratios and Book Value per Share	Jun. 30, 2026	Mar. 31, 2026	Dec. 31, 2025	Sept. 30, 2025	Jun. 30, 2025
	As of				
	(dollars in thousands, except for per share data)				
Stockholders equity	$ 1,626,525	$ 1,591,547	$ 1,573,340	$ 1,538,344	$ 1,496,431
Less: preferred stock	(110,927)	(110,927)	(110,927)	(110,927)	(110,927)
Common equity	$ 1,515,598	$ 1,480,620	$ 1,462,413	$ 1,427,417	$ 1,385,504
Less: intangible assets	(274,468)	(277,313)	(280,158)	(278,730)	(281,926)
Tangible common equity	$ 1,241,130	$ 1,203,307	$ 1,182,255	$ 1,148,687	$ 1,103,578
Total assets	$ 14,411,864	$ 14,209,561	$ 14,002,700	$ 14,023,585	$ 13,915,738
Less: intangible assets	(274,468)	(277,313)	(280,158)	(278,730)	(281,926)
Tangible assets	$ 14,137,396	$ 13,932,248	$ 13,722,542	$ 13,744,855	$ 13,633,812
Common shares outstanding	50,319,832	50,288,494	50,271,854	50,273,089	50,270,162
Common equity ratio (GAAP)	10.52 %	10.42 %	10.44 %	10.18 %	9.96 %
Tangible common equity ratio (non-GAAP) [5]	8.78	8.64	8.62	8.36	8.09
Book value per share (GAAP)	$ 30.12	$ 29.44	$ 29.09	$ 28.39	$ 27.56
Tangible book value per share (non-GAAP) [6]	24.66	23.93	23.52	22.85	21.95

[5] Tangible common equity divided by tangible assets

[6] Tangible common equity divided by common shares outstanding at period-end